Cost of Revenues	12 Months Ended
Dec. 31, 2017
Cost of Revenues
Cost of Revenues

14.  Cost of Revenues

The cost of revenues is as follows (in thousands):

	For the Years Ended December 31,
	2015	2016	2017	2017
	RMB	RMB	RMB	US$
Revenue sharing fees	216,972	72,027	72,613	11,160
Content and operational costs	406,741	470,813	466,379	71,681
Bandwidth costs	83,171	64,200	55,050	8,461
Sales taxes and surcharges	122,502	119,767	133,155	20,466

Total	829,386	726,807	727,197	111,768